UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 30, 2010

AEOLUS PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

0-50481	56-1953785
(Commission File Number)	(IRS Employer Identification No.)

26361 Crown Valley Parkway, Suite 150
Mission Viejo, CA 92691
(Address of Principal Executive Offices, Including Zip Code)

949-481-9825
(Registrant’s Telephone Number, Including Area Code)
__________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02.  Unregistered Sales of Equity Securities.

Pursuant to a Securities Purchase and Exchange Agreement, by and among Aeolus Pharmaceuticals, Inc. (the “Company”) and several accredited institutional investors (the “Investors”) dated as of October 6, 2009, as amended by that certain Amendment Agreement to the Securities Purchase and Exchange Agreement, dated as of December 24, 2009  (the “Purchase Agreement”), the Investors granted to the Company the option (“Put Option”) to require the Investors, severally and not jointly, to acquire up to 5,892,857 units (the “Units”), comprised of an aggregate of 5,892,857 shares of common stock (the “Common Stock”) of the Company (the “Shares”) and warrants to purchase up to an aggregate of 11,785,714 additional shares of Common Stock (the “Warrants”), with an initial exercise price of $0.28 per share, subject to adjustment as provided in the Warrants.  On July 25, 2010, the Company gave written notice to the Investors that it was exercising the Put Option in full, effective July 30, 2010.  In accordance with the terms of the Put Option, on July 30, 2010, the Company sold and issued to the Investors in a private placement an aggregate of 5,892,857 Shares and 11,785,714 Warrants (the “Financing”).  The preceding description is not complete and is qualified in its entirety by reference to the Purchase Agreement, the Amendment Agreement to the Securities Purchase and Exchange Agreement and the form of Warrant, copies of which are filed as Exhibit 10.1, Exhibit 10.2 and Exhibit 10.3, respectively, to this Current Report on Form 8-K.

The net proceeds to the Company from the Financing, after deducting for expenses, were approximately $1.6 million. The Company intends to use the net proceeds from the Financing to finance animal efficacy studies in Acute Radiation Syndrome, the development of AEOL 10150 and fund ongoing operations of the Company.

The Company did not use any form of advertising or general solicitation in connection with the Financing.

The securities described above were offered and sold in reliance upon exemptions from registration pursuant to Section 4(2) under the Securities Act, and Rule 506 promulgated thereunder, and thus have not been registered under the Securities Act. The securities may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act.

Affiliates of Xmark Opportunity Partners, LLC together with the Company, are the sole participants in the Financing. Together with its affiliates, Xmark Opportunity Partners, LLC beneficially owned approximately 67.5% of the Company's outstanding common stock immediately after the consummation of the Financing.  Xmark Opportunity Partners, LLC is the sole manager of Goodnow Capital, L.L.C. and possesses sole power to vote and direct the disposition of all securities of the Company held by Goodnow. Goodnow has the right to designate up to two directors for election to the Company's Board of Directors pursuant to the terms of a purchase agreement between Goodnow and the Company. David C. Cavalier, a current director and employee of the Company, is President of Goodnow.

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On July 30, 2010, the Company and Mr. John McManus amended and restated Mr. McManus’ employment agreement, dated July 14, 2006, with the Company. Under the Amended and Restated Employment Agreement (the “Restated Agreement”), Mr. McManus will continue to serve as President, Chief Executive Officer and Chief Operating Officer of the Company. Pursuant to the agreement, Mr. McManus will be paid $20,850 a month. However, in the event, on or prior to June 30, 2011, the Company (i) enters into one or more binding agreements for the sale and issuance of equity of the Company in one or more financings, (ii) enters into one or more binding partnership, licensing, collaboration, development or similar agreements, or (iii) is awarded one or more grants or contracts, all of which taken together collectively entitle the Company to receive gross proceeds of at least $10,000,000 (the “Threshold Amount”) (excluding any proceeds received from the Investors or any affiliate thereof), Mr. McManus’ salary shall be increased to $33,333.33 per month, effective as of the date of such agreement or award, when combined with all prior agreements or awards, entitles the Company to the Threshold Amount.

Under the Restated Agreement, the Company will also continue to grant Mr. McManus on an annual basis a stock option to purchase 250,000 shares of the Company common stock with an exercise price equal to the closing price of the Company’s common stock, as reported on the Over the Counter Bulletin Board, on the day of the grant. The options will vest at a rate of 20,833 shares per month from the grant date for twelve months, provided that Mr. McManus is an employee or consultant of the Company on the applicable vesting date. In the event of a sale of the Company, through a merger or otherwise, all of the options held by Mr. McManus shall be fully vested and immediately exercisable. In addition, the Restated Agreement provides that Mr. McManus will be entitled to receive a cash bonus of not less than $100,000 if during the term of the Restated Agreement the Company enters into a definitive agreement for a development or partnership with another life sciences company for the joint development or commercialization of any of the Company’s owned or in-licensed patent rights or for a change of control of the Company, including through an acquisition or merger.

The initial term of the Restated Agreement will continue until June 30, 2011 unless terminated earlier. The Restated Agreement will automatically renew for additional one-year periods, unless either party gives written notice at least 90 days prior to the commencement of the next 1-year term of the agreement, of such party’s intent not to renew the agreement. If the Restated Agreement is terminated by the Company for any reason other than for cause, the Company shall pay Mr. McManus all payments due and owing, if any, under the agreement.

The preceding description is not complete and is qualified in its entirety by reference to the Amended and Restated Employment Agreement, a copy of which is attached as Exhibit 10.4 to this Current Report on Form 8-K.

Mr. McManus, age 45, has served the Company as President since June 2005 and Chief Operating Officer since July 2006.  In addition, Mr. McManus has served as the President of M&C and McManus Financial Consultants, Inc. (“MFC”), which provides strategic, financial and investor relations advice to senior managements and boards of directors of public companies. He has acted as President of M&C and MFC since 1989. From 2001 to 2003, Mr. McManus also served as Vice President, Finance and Strategic Planning of Spectrum Pharmaceuticals, Inc., where he had primary responsibility for restructuring Spectrum’s operations and finances, including the design and implementation of strategic and financial plans. Mr. McManus received his degree in Business Administration from the University of Southern California.

Item 9.01.  Financial Statements and Exhibits.

(c) Exhibits

Exhibit #	Description
10.1	Securities Purchase and Exchange Agreement dated October 6, 2009 by and among the Company and the investors whose names appear on the signature pages thereof (1)

10.2	Amendment Agreement to the Securities Purchase and Exchange Agreement dated December 24, 2009 by and among the Company and the investors whose names appear on the signature pages thereof (2)

10.3	Form of Warrant to Purchase Common Stock (3)

10.4#	Amended and Restated Employment Agreement dated July 30, 2010 between Aeolus Pharmaceuticals, Inc. and John L. McManus*

*	Filed herewith

#	Management contract or compensatory plan.

(1)	Incorporated by reference to Exhibit 10.1 of the Registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on October 6, 2010.

(2)	Incorporated by reference to Exhibit 10.1 of the Registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on December 28, 2010.

(3)	Incorporated by reference to Exhibit 10.2 of the Registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on October 6, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

AEOLUS PHARMACEUTICALS, INC.

Date: July 30, 2010
	By:	/s/ John L. McManus
John L. McManus
Chief Executive Officer

Exhibit Index

Exhibit #	Description
10.1	Securities Purchase and Exchange Agreement dated October 6, 2009 by and among the Company and the investors whose names appear on the signature pages thereof (1)

10.2	Amendment Agreement to the Securities Purchase and Exchange Agreement dated December 24, 2009 by and among the Company and the investors whose names appear on the signature pages thereof (2)

10.3	Form of Warrant to Purchase Common Stock (3)

10.4#	Amended and Restated Employment Agreement dated July 30, 2010 between Aeolus Pharmaceuticals, Inc. and John L. McManus*

*	Filed herewith

#	Management contract or compensatory plan.

(1)	Incorporated by reference to Exhibit 10.1 of the Registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on October 6, 2010.

(2)	Incorporated by reference to Exhibit 10.1 of the Registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on December 28, 2010.

(3)	Incorporated by reference to Exhibit 10.2 of the Registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on October 6, 2010.